Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations
Previous Due Period Ending                          Jul 31, 1999
Current Due Period Ending                           Aug 31, 1999
Prior Distribution Date                             Aug 13, 1999
Distribution Date                                   Sep 14, 1999

Beginning Trust Principal Receivables           4,029,388,105.37
Average Principal Receivables                   4,233,765,515.08
FC&A Collections (Includes Recoveries)             69,405,139.50
Principal Collections                             163,046,986.46
Additional Balances                                65,667,445.08
Net Principal Collections                          97,379,541.38
Defaulted Amount                                   31,476,134.98
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,790,947.00

Beginning Participation Invested Amount           469,631,695.69
Beginning Participation Unpaid Principal          469,631,695.69
Balance
Ending Participation Invested Amount              455,338,341.57
Ending Participation Unpaid Principal Balance     455,338,341.57

Accelerated Amortization Date                       Jul 31, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 469,631,695.69
Numerator for Fixed Allocation                    481,447,605.33
Denominator - Max(Sum of Numerators, Principal  4,233,765,515.08
Receivables)
Applicable Allocation Percentage                        11.0925%
Investor FC&A Collections                           7,698,785.69

Series Participation Interest Default Amount
Numerator for Floating Allocation                 469,631,695.69
Denominator - Max(Sum of Numerators, Principal  4,233,765,515.08
Receivables)
Floating Allocation Percentage                          11.0925%
Series Participation Interest Default Amount        3,491,499.61


Principal Allocation Components
Numerator for Floating Allocation                 469,631,695.69
Numerator for Fixed Allocation                    481,447,605.33
Denominator - Max(Sum of Numerators, Principal  4,233,765,515.08
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.5000%
(c) Rate Sufficient to Cover Interest, Yield             5.0276%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          469,631,695.69
Principal Balance
(e) Actual days in the Interest Period                        32
Series Participation Monthly Interest, [a*d*e]      2,713,427.58

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest                      0.00
Interest Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly
Principal
Available Investor Principal Collections,          14,293,354.12
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)      10,801,854.51
or e]
(b) prior to Accelerated Amort. Date or not        10,801,854.51
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      11.0925%
(d) Net Principal Collections                      97,379,541.38
(e) after Accelerated Amort Date or Early          18,541,079.07
Amort Period, [f*g]
(f) Fixed Allocation Percentage                         11.3716%
(g) Collections of Principal
                                                  163,046,986.46

(h) Minimum Principal Amount, [Min(i,l)]            4,961,870.91
(i)  Floating Allocation Percentage of             18,086,035.34
Principal Collections
(j)  1.8% of the Series Participation Interest      8,453,370.52
Invested Amount
(k) Series Participation Interest Net Default       3,491,499.61
Payment Amount
(l)  the excess of (j) over (k)                     4,961,870.91

(m) Series Participation Interest Net Default       3,491,499.61
Payment Amount

(n) Optional Repurchase Amount (principal                   0.00
only) at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin.                 7,698,785.69
Collections [Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,713,427.58
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest                      0.00
Shorfall [Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        3,491,499.61
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest                    0.00
Charge-Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  782,719.49
Excess [Sec. 4.11(a)(vi)]                             711,139.01

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Series 1996-2
Owner Trust
Calculations
Due Period        Aug 31,
Ending               1999
Payment Date      Sep 15,
                     1999

Calculation
of Interest
Expense

Index (LIBOR)   5.268750%
Accrual end       Sep 15,     Aug 16,          30
date, accrual        1999        1999
beginning
date and days
in Interest
Period
                Class A-1   Class A-2   Class A-3    Class B Certificate     Overcoll
                                                                       s       Amount
Beginning     244,108,180  50,656,353  65,841,424 47,873,316  21,133,426   40,018,996
Unpaid
Principal
Balance
Previously           0.00        0.00        0.00       0.00        0.00
unpaid
interest/yiel
d
Spread to           0.17%       0.32%       0.42%      0.65%       1.00%
index
Rate (capped    5.438750%   5.588750%   5.688750%  5.918750%   6.268750%
at 13%, 15%,
15%, 15%,
16%)
Interest/Yiel   1,106,369     235,921     312,130    236,125     110,400
d  Payable on
the Principal
Balance
Interest on             0           0           0          0           0
previously
unpaid
interest/yiel
d
Interest/Yiel   1,106,369     235,921     312,130    236,125     110,400
d Due
Interest/Yiel   1,106,369     235,921     312,130    236,125     110,400
d Paid

Summary

Beginning     244,108,180  50,656,353  65,841,424 47,873,316  21,133,426   40,018,996
Security
Balance
Beginning     244,108,180  50,656,353  65,841,424 47,873,316  21,133,426
Adjusted
Balance
Principal       7,430,082   1,541,738   2,003,900  1,457,036     643,201    1,315,237
Paid
Ending        236,678,098  49,114,615  63,837,525 46,416,280  20,490,225   38,801,599
Security
Balance
Ending        236,678,098  49,114,615  63,837,525 46,416,280  20,490,225
Adjusted
Balance
Ending                                                           4.5000%
Certificate
Balance as %
Participation
Interest
Invested
Amount
Targeted
Balance       236,775,938  49,114,615  63,837,525 46,416,280  20,490,225

Minimum
Adjusted                   18,800,000  24,500,000 17,800,000   7,900,000   14,800,000
Balance
Certificate
Minimum                                                       13,798,573
Balance
Ending OC
Amount as                                                                  33,704,876
Holdback
Amount
Ending OC
Amount as                                                                   5,096,723
Accelerated
Prin Pmts

Beginning Net        0.00        0.00        0.00       0.00        0.00         0.00
Charge offs
Reversals            0.00        0.00        0.00       0.00        0.00         0.00
Charge offs          0.00        0.00        0.00       0.00        0.00         0.00
Ending Net           0.00        0.00        0.00       0.00        0.00         0.00
Charge Offs

Interest/Yiel  $1.3934124  $4.5161066  $4.5968999 $4.7827661  $2.9930093
d Paid per
$1000
Principal      $9.3577865 $29.5126024 $29.5125134 $29.5125773 $17.4375354
Paid per
$1000


Series 1996-2  Owner Trust Calculations
Due Period                                           August 1999
Payment Date                                        Sep 15, 1999
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       14,293,354.12
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          97,839.94

Series Participation Interest Monthly Interest      2,713,427.58

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,106,369.47
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           235,921.41
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           312,129.50
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             236,125.16
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        110,400.14
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      7,332,242.56
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance       1,541,738.35
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       2,003,899.66
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance         1,457,035.94
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       643,200.93
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         1,315,236.68
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            97,839.94
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             614,641.96
Certificate - Sec. 3.05(a)(vii)

Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     1,315,236.68
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           97,839.94
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback     1,217,396.74
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            6,432.01